Exhibit 10.3

[ ], 202[_]

Timberline Holdco LLC

c/o Timberline Real Estate Ventures, LLC

2 School Street

Rye, NY 10580

Attn: Andrew N. Stark

RE: AREIT Operating Partnership LP Profit Interest Letter Agreement

Dear [__]:

AREIT Operating Partnership LP (“AREIT OP”) is pleased to provide Timberline Holdco LLC (the “JV Profit Interest Partner”), with this letter agreement (the “Letter Agreement”) to admit the JV Profit Interest Partner as a limited partner in AREIT OP and grant a performance participation interest in [tranche name] more particularly described on Exhibit A (the “[Tranche Name] Profit Interest”) to JV Profit Interest Partner, under the terms set forth in Exhibit A, in consideration of services rendered and to be rendered by the JV Profit Interest Partner.

1.Admission of JV Profit Interest Partner and Power of Attorney: Upon execution of this Letter Agreement, JV Profit Interest Partner shall become a limited partner of AREIT OP pursuant to the Twelfth Amended and Restated Limited Partnership Agreement of AREIT OP, dated as of [__], 2023 (the “Partnership Agreement”, attached hereto as Exhibit B).   JV Profit Interest Partner agrees to be bound by the terms of the Partnership Agreement, and in furtherance thereof, JV Profit Interest Partner shall agree that by its execution of this Letter Agreement, JV Profit Interest Partner hereby grants to Ares Real Estate Income Trust, Inc., the general partner of AREIT OP (the “General Partner”), a special power of attorney, making, constituting and appointing the General Partner as JV Profit Interest Partner’s true and lawful representative and attorney in fact, with power and authority to act in JV Profit Interest Partner’s name, place and stead to execute and sign future amendments or supplements to the Partnership Agreement on behalf of JV Profit Interest Partner (the “Power of Attorney”).  This Power of Attorney is coupled with an interest and shall (i) survive and not be affected by JV Profit Interest Partner’s subsequent bankruptcy or the transfer or forfeiture of all or any portion of the [Tranche Name] Profit Interest, and (ii) extend to JV Profit Interest Partner’s successors, assigns and legal representatives.  This Power of Attorney is not intended to, and does not, revoke any prior powers of attorney.
2.Issuance of [Tranche Name] Profit Interest.  Upon execution of this Letter Agreement, AREIT OP hereby issues to the JV Profit Interest Partner the [Tranche  Name] Profit Interest as defined in Exhibit A hereto and JV Profit Interest Partner is admitted as a limited partner to AREIT OP.  The [Tranche Name] Profit Interest shall be subject to all of the provisions and restrictions set forth in the Partnership Agreement.

3.Profit Interest.  The [Tranche Name] Profit Interest is intended to constitute a “profits interest” within the meaning of Revenue Procedure 93-27, 1993-2 C.B. 343, as clarified by Revenue Procedure 2001-43, 2001-2 C.B. 191 (or the corresponding requirements of any subsequent guidance promulgated by the Internal Revenue Service), and JV Profit Interest Partner and AREIT OP shall be required to file all tax returns consistent with such characterization.  In accordance with Rev. Proc. 2001-43, AREIT OP will treat JV Profit Interest Partner as the owner of the [Tranche Name] Profit Interest from the date of issuance, and will treat JV Profit Interest Partner as a partner of AREIT OP for U.S. federal and state income tax purposes.
4.Severability.  Any term or provision of this Letter Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Letter Agreement or affecting the validity or enforceability of any of the terms or provisions of this Letter Agreement in any other jurisdiction.
5.Administration and Governing Law.  In the event of any conflict between the terms of the Partnership Agreement and this Letter Agreement, this Letter Agreement shall control. This Letter Agreement shall be construed and enforced in accordance with the laws of the jurisdiction indicated in the Partnership Agreement, without regard to the principles of conflicts of law, and all claims relating to or arising out of this Letter Agreement, or the breach thereof, shall likewise be governed by the laws of such jurisdiction, excluding that jurisdiction’s conflicts of law principles.

AREIT OPERATING PARTNERSHIP LP By: Ares Real Estate Income Trust, Inc., its General Partner
By: Name: [ ] Title: [ ]
TIMBERLINE HOLDCO LLC By: [ ]
By: Name: [ ] Title: [ ]

Exhibit A

Exhibit B